UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2006, Cleveland-Cliffs Inc (the "Company") granted 78,431 shares of restricted stock (the "Shares") pursuant to the terms of the 1992 Incentive Equity Plan (as Amended and Restated as of May 13, 1997) to select employees whose past achievements and expected future contributions are seen as critical to the Company's future success. The Shares have a three-year vesting period. Employees who are retirement eligible and are immediately taxable as of the date of grant will receive one-half of their grant value in cash to satisfy their tax obligations on the full value of the grant.

The Company employees who were granted Shares include the following executive officers : Messrs. John S. Brinzo, 8,721 Shares and $750,000; David H. Gunning, 10,465 Shares; Joseph A. Carrabba, 13,953 Shares; William R. Calfee, 4,360 Shares and $375,000; Donald J. Gallagher, 8,721 Shares; Randy L. Kummer, 7,558 Shares; and James A. Trethewey, 1,453 Shares and $125,000. In the case of Mr. Gunning, at the point in time that he becomes retirement eligible, the Company will allow restrictions to lift on 50 percent of his grant in order to satisfy tax obligations on the full value of the Share Grant based on his retirement eligibility date. The remaining Shares will vest on March 14, 2009.

The forms of 2006 Restricted Shares Agreements for; (i) the retirement eligible employee, (ii) the non-retirement eligible employee, and (iii) David H. Gunning, are contained in Item 9.01 as exhibits 99(a) and 99(b), and 99(c) respectively, on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99(a) Form for the 2006 Restricted Shares Agreement for the Retirement Eligible Employee

99(b) Form for the 2006 Restricted Shares Agreement for the Non-retirement Eligible Employee

99(c) Form for the 2006 Restricted Shares Agreement for David H. Gunning

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

March 17, 2006	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Form for the 2006 Restricted Shares Agreement for the Retirement Eligible Employee
99.(b)	Form for the 2006 Restricted Shares Agreement for the Non-retirement Eligible Employee
99.(c)	Form for the 2006 Restricted Shares Agreement for David H. Gunning